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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                                  April 23,1999
                -----------------------------------------------
                Date of Report (Date of earliest event reported)



                              JAVELIN SYSTEMS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   000-21477                 52-1945748
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)


                             17891 Cartwright Avenue
                                Irvine, CA 92614
                   --------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (949) 440-8000
                   ---------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 23, 1999, Javelin Systems, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding capital stock (the "DTI Stock") of Dynamic Technologies, Inc., a Pennsylvania corporation ("DTI"), and all of the outstanding capital stock (the "SB Stock") of SB Holdings, Inc., a Pennsylvania corporation ("SB"), from John Biglin, Denise Biglin and John Seitz (collectively, the "Selling Shareholders"), pursuant to the terms of a Stock Purchase Agreement, dated April 23, 1999, by and among the Company, DTI, SB and the Selling Shareholders (the "Agreement"). See Exhibit 2.1 hereto. The aggregate purchase price for the DTI Stock and the SB Stock consisted of $10,000,000 in cash and 452,226 shares of the Common Stock of the Company issued and delivered at the closing, with an additional (i) $2,000,000 in cash and (ii) $1,000,000 in value (as defined in the Agreement) of Common Stock of the Company issuable upon the satisfaction of certain milestones for each of the quarters in the fiscal year ending April 30, 2000. The purchase price was determined based upon negotiations between the parties. The cash portion of the consideration are proceeds from the Company's public offering of Common Stock completed in February 1999. The shares of Common Stock of the Company issued to the Selling Shareholders were newly issued shares of the Company's Common Stock, which were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.

         DTI and SB provide custom Internet/Intranet software and services. The Company currently intends to maintain DTI and SB as wholly-owned subsidiaries of the Company, and intends to continue to use DTI's and SB's plant, equipment and other physical property in the manner in which it was used prior to the closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS.

              The financial statements required to be filed with respect to the acquisition described above in Item 2 (the "Financial Statements") are not included with this Current Report on Form 8-K. The Financial Statements will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              The pro forma financial information required to be filed with respect to the acquisition described above in Item 2 (the "Pro Forma Financial Information") is not included with this Current Report on Form 8-K. The Pro Forma Financial Information will be filed within sixty (60) days of the date that this Current Report on Form 8-K is required to be filed.


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         (c)  EXHIBITS.

         2.1 Stock Purchase Agreement, dated April 23, 1999, by and among Javelin Systems, Inc., Dynamic Technologies, Inc., SB Holdings, Inc., John Biglin, Denise Biglin and John Seitz.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JAVELIN SYSTEMS, INC.

Dated: May  7, 1999               By: /s/ Horace Hertz
                                     ----------------------------------------
                                               Horace Hertz
                                               Chief Financial Officer


                                       3

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                                INDEX TO EXHIBITS

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                                                                                       Page No.
                                                                                       --------
EXHIBIT 2.1      Stock Purchase Agreement, dated April 23, 1999, by and
                 among Javelin Systems, Inc., Dynamic Technologies, Inc., SB
                 Holdings, Inc., John Biglin, Denise Biglin and John Seitz.

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